                                                                    EXHIBIT 10.1


                              TRANSMONTAIGNE INC.
                     TRANSMONTAIGNE PRODUCT SERVICES INC.
                 TRANSMONTAIGNE PRODUCT SERVICES MIDWEST INC.
                  TRANSMONTAIGNE TRANSPORTATION SERVICES INC.
                         TRANSMONTAIGNE PIPELINE INC.
                        TRANSMONTAIGNE TERMINALING INC.
                             BEAR PAW ENERGY INC.
                              2750 Republic Plaza
                            370 Seventeenth Street
                            Denver, Colorado  80202


                              AMENDMENT NO. 1 OF
                  THIRD AMENDED AND RESTATED CREDIT AGREEMENT


                                        As of June 29, 1999



BANKBOSTON, N.A.,
 as Agent under the Credit Agreement
 defined herein
100 Federal Street
Boston, Massachusetts 02110

Ladies and Gentlemen:

     Each of TransMontaigne Inc. (the "Company") and TransMontaigne Product Services Inc., each a Delaware corporation, TransMontaigne Product Services Midwest Inc., TransMontaigne Transportation Services Inc., TransMontaigne Pipeline Inc. and TransMontaigne Terminaling Inc., each an Arkansas corporation, and Bear Paw Energy Inc., a Colorado corporation, hereby agrees with you as follows:

1.   Reference to Credit Agreement and Definitions.  Reference is made to the
     ---------------------------------------------
Third Amended and Restated Credit Agreement dated as of June 29, 1999, as from time to time in effect, among the Company, the Guarantors named therein, BankBoston, N.A., for itself and as Agent, and the other Lenders from time to time party thereto (the "Credit Agreement").

Terms defined in the Credit Agreement and not otherwise defined herein are used herein with the meanings so defined.

2.   Recital.  In order to properly document the understanding of the parties
     -------
to the Credit Agreement, with respect to the commitment fee payable with respect to the Revolving Loan, the Company and the Lenders holding Commitments under the Revolving Loan have agreed to amend the Credit Agreement.

3.   Amendments. The Credit Agreement is hereby amended, effective as of June
     ----------
29, 1999, as follows:

     3.1. Section 1.66 of the Credit Agreement is amended to read in its entirety as follows:

               1.66.  [Intentionally Omitted].


     3.2. Section 3.3 of the Credit Agreement is amended to read in its entirety as follows:

               3.3.  Commitment Fees. In consideration of the Lenders'
                     ---------------
           commitments to make the extensions of credit provided for in Section 2, while such commitments are outstanding, the Company will pay to the Agent for the account of the Lenders in accordance with the Lenders' respective Revolving Loan Percentage Interests, on each Payment Date and on the Final Maturity Date, an amount equal to interest computed at the rate of .375% per annum on the amount by which (a) the daily Maximum Amount of Revolving Credit during the quarter or portion thereof ending on such Payment Date or, as the case may be, the Final Maturity Date, exceeded (b) the sum of (i) the daily Revolving Loan during such period or portion thereof plus (ii)
                                                                      ----
           the daily Letter of Credit Exposure during such period or portion thereof; provided, however, that the first such payment shall be for
                    --------  -------
           the period beginning on the Restatement Date and ending on the first Payment Date.

4.   Representations and Warranties.  In order to induce you to enter into this
     ------------------------------
Amendment, each of the Obligors hereby represents and warrants that each of the representations and warranties contained in Section 7 of the Credit Agreement is true and correct on the date hereof.

5.   Conditions to Effectiveness of Amendment. Acceptance of the foregoing
     ----------------------------------------
amendments shall be subject, without limitation, to the condition that no Default or Event of Default under the Credit Agreement shall have occurred and be continuing.

6.   Consents of Lenders. The Agent represents and warrants that it has received
     -------------------
consents to the foregoing amendments executed by Lenders holding all of the Commitments relating to the Revolving Loan.

7.   Miscellaneous. This Amendment may be executed in any number of
     -------------
counterparts, which together shall constitute one instrument, shall be a Credit Document, shall be governed by and construed in accordance with the laws of The Commonwealth of Massachusetts (without giving effect to the conflict of laws rules of any jurisdiction) and shall bind and inure to the benefit of the parties hereto and their respective successors and assigns, including as such successors and assigns all holders of any Credit Obligation.

             [The remainder of this page intentionally left blank]

     If the foregoing corresponds with your understanding of our agreement, please sign this letter and the accompanying copies thereof in the appropriate space below and return the same to the undersigned.

                                   Very truly yours,

                                   TRANSMONTAIGNE INC.


                                   By        /s/ Richard E. Gathright
                                      -------------------------------------
                                      Richard E. Gathright, President

                                   TRANSMONTAIGNE PRODUCT SERVICES INC.
                                   TRANSMONTAIGNE PRODUCT SERVICES
                                      MIDWEST INC.
                                   TRANSMONTAIGNE TRANSPORTATION
                                      SERVICES INC.
                                   TRANSMONTAIGNE PIPELINE INC.
                                   TRANSMONTAIGNE TERMINALING INC.
                                   BEAR PAW ENERGY INC.


                                   By        /s/ Richard E. Gathright
                                      -------------------------------------
                                      Richard E. Gathright, Chief Executive
                                      Officer of each of the foregoing
                                      corporations

The foregoing Amendment is hereby agreed to:

BANKBOSTON, N.A.,
as Agent under the Credit Agreement


By:  /s/ Terrence Ronan
   -----------------------------
   Authorized Officer
   Terrence Ronan, Director